Exhibit 10.2.3

Certain confidential information contained in this document, marked by brackets, has been omitted because it (i) is not material and (ii) would be competitively harmful if publicly disclosed

Execution Version

June 9, 2021

Via E-mail and FedEx

Mesa Air Group, Inc.

410 N. 44th Street, Suite 700

Phoenix, AZ 85008

Attn: President and Chief Executive Officer

Re: Amendment No. 4 to Amended and Restated Capacity Purchase Agreement

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Capacity Purchase Agreement, dated as of November 19, 2020, but effective as of January 1, 2021, between AMERICAN AIRLINES, INC. (“American”) and MESA AIRLINES, INC., a Nevada corporation (together with its successors and permitted assigns, “Contractor”) (as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Capacity Purchase Agreement”). Capitalized terms used but not defined herein have the meanings ascribed to them in the Capacity Purchase Agreement.

The Parties desire to amend the Capacity Purchase Agreement on the terms and conditions as set forth in this Amendment No. 4 (this “Amendment No. 4”). Therefore, for and in consideration of the mutual covenants and agreements herein contained, and contained in the Capacity Purchase Agreement, American, on the one hand, and Contractor, on the other hand, agree as follows.

1.Utilization-Based Credits.

(a)Definitions.  For purposes of this Amendment No. 4:

i.“Credit Period” [***]

ii.“Estimated Base Compensation” means, [***]

iii.“Utilization Rate” means, [***]

(b)Monthly Credits.  [***]

(d)Block Hour Credits. [***]

(e)Procedure.

(i)[***]

(ii)[***]

(f)Additional Installment of PSP3 Grant.  [***]

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2.Miscellaneous.

(a)This Amendment No. 4 shall become effective as of the date first set forth above upon satisfaction of all of the following conditions precedent:

(i)Receipt by each Party of a copy of this Amendment No. 4, duly executed and delivered by American and Contractor.

(ii)Contractor shall have obtained all consents and approvals required in connection with the execution, delivery and performance by Contractor of this Amendment No. 4.

(b)The Parties hereby acknowledge and represent to each other that after giving effect to the terms hereof, each representation and warranty of Contractor contained in the Capacity Purchase Agreement or in any other Related Agreement is true and correct in all material respects on the date first set forth above.

(c)Any and all of the terms and provisions of the Capacity Purchase Agreement shall remain in full force and effect and are hereby in all respects ratified and confirmed by the Parties. Each Party hereby agrees that the terms and conditions set forth herein shall in no manner affect or impair the liabilities, duties and obligations of such Party under the Capacity Purchase Agreement.

(d)If any of the terms or provisions of this Amendment No. 4 conflict with any terms or provisions of the Capacity Purchase Agreement, then the terms and provisions of this Amendment No. 4 shall govern and control.  To the extent a matter is not addressed in this Amendment No. 4, the terms of the Capacity Purchase Agreement shall apply in all respects and the same shall be given full force and effect.

(e)THIS AMENDMENT NO. 4, THE CAPACITY PURCHASE AGREEMENT, AND THE OTHER DOCUMENTS EXECUTED IN CONNECTION THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

(f)This Amendment No. 4 may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment No. 4 shall extend to and bind the successors and assigns of the respective Parties hereto.  Each Party shall take all reasonable commercial actions in order to effectuate the intent of this Amendment No. 4.

[Remainder of Page Intentionally Left Blank;
Signature Page(s) Follow(s).]

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

If you are in agreement with the foregoing, please sign where indicated below and return a signed copy of this Amendment No. 4 to us.

Very truly yours,

AMERICAN AIRLINES, INC.

By: ____/s/ Devon May____________

Name:Devon May

Title:  Senior Vice President, Finance & American Eagle

Acknowledged and Agreed:

MESA AIRLINES, INC.

By: ____/s/ Bradford Rich____________

  Name: Bradford Rich

  Title: EVP & COO

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]